UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 20, 2004

FRONTIER OIL CORPORATION
(Exact name of registrant as specified in its charter)

Wyoming (State or other jurisdiction of incorporation or organization)	1-7627 (Commission File Number)	74-1895085 (I.R.S. Employer Identification No.)

10000 Memorial Drive, Suite 600
Houston, Texas 77024-3411
(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (713) 688-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    Regulation FD Disclosure

          On September 20, 2004, Frontier Oil Corporation issued a press release announcing the intent to offer senior notes in a private placement. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01    Financial Statements and Exhibits

(c)  –  Exhibits.

99.1 –	News release, dated September 20, 2004, issued by Frontier Oil Corporation.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER OIL CORPORATION

By:	/s/ Julie H. Edwards —————————————————— Julie H. Edwards Executive Vice President - Finance and Administration, Chief Financial Officer

Date:  September 20, 2004